SUBORDINATION, ASSIGNMENT AND SECURITY AGREEMENT

THIS SUBORDINATION, ASSIGNMENT AND SECURITY AGREEMENT (this “Assignment”) is made and entered into as of ____________, 2012 by and among (i) AMBER GLEN LANDLORD, LLC, a ________ limited liability company (the “Borrower”), (ii) FANNIE MAE, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. Section 1716 et seq. and duly organized and existing under the laws of the United States (the “Lender”), (iii) AMBER GLEN TRS, LLC, a ________ limited liability company (the “Operator”), and (iv) JERRY ERWIN ASSOCIATES, INC., a Washington corporation d/b/a JEA Senior Living (the “Manager”).

Recitals

A.	Borrower is the owner of a Seniors Housing Facility known as Amber Glen Alzheimer’s Special Care Center and located in Urbana, Champaign County, Illinois (the “Mortgaged Property”). A legal description of the Mortgaged Property is attached hereto as Exhibit A.

B.	Operator is the managing operator of the Mortgaged Property pursuant to that certain [Operating Lease] dated _______________, 2012, between Borrower and Operator (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Operating Lease”) and is the holder of all of the Licenses required to operate the Mortgaged Property as a Seniors Housing Facility.

C.	Manager is the manager of the Mortgaged Property pursuant to that certain [Management Agreement] dated ______________, 2012, between Operator and Manager (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Management Agreement”).

D.	Lender is the holder of that certain Multifamily Note, dated as of May 15, 2009 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), originally made by Urbana Care Group LLC, an Illinois limited liability company (“Transferor”), which evidences a mortgage loan (the “Loan”) secured by that certain Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 15, 2009, and recorded on June 8, 2009 as instrument number 2009R16315 in the land records of Champaign County, Illinois (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Instrument”), thereby encumbering the Mortgaged Property.

E.	Borrower has requested, and Lender has agreed, to (i) consent to the transfer of the Mortgaged Property by Transferor to Borrower (the “Transfer”) described in that certain Assumption and Release Agreement, dated of even date herewith, by and among Borrower, Lender, Transferor and other parties (the “Assumption Agreement”), and (ii) approve the Operating Lease and the Management Agreement.

F.	Lender requires and Operator is willing to subordinate its right, title and interest to and under the Operating Lease to the Instrument and to assign all Leases, Rents, Equipment, Inventory, Contracts and Accounts to Lender as additional security for the Loan.

G.	Lender requires and Manager is willing to subordinate its right, title and interest to and under the Management Agreement to the Instrument and to assign all of Manager's interest in any Leases, Rents, Contracts and Accounts to Lender as additional security for the Loan.

H.	Operator is willing to attorn to Lender upon a default by Borrower under the Loan Documents, to perform its obligations under the Operating Lease and this Assignment for Lender, or its successors and assigns in interest, and to permit Lender to terminate the Operating Lease without liability.

I.	Manager is willing to attorn to Lender upon a default by Borrower under the Loan Documents, to perform its obligations under the Management Agreement and this Assignment for Lender, or its successors and assigns in interest, and to permit Lender to terminate the Management Agreement without liability.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower, Lender, Operator and Manager agree as follows:

1. DEFINITIONS. Capitalized terms used in this Assignment and not otherwise defined shall have the meanings assigned to them in the Instrument. All terms used herein which are defined in the Uniform Commercial Code, as in effect from time to time in the jurisdiction in which the Mortgaged Property is located, shall have the same meanings when used herein. The following terms, when used in this Assignment, shall have the following meanings:

(a)                “Accounts” means all money, funds, investment property, accounts, general intangibles, deposit accounts, chattel paper, documents, instruments, judgments, claims, settlements of claims, causes of action, refunds, rebates, reimbursements, reserves, deposits, subsidies, proceeds, products, rents and profits, now or hereafter arising, received or receivable, from or on account of Operator’s operation and Manager's management of the Mortgaged Property as a Seniors Housing Facility.

(b)               “Contracts” means any contract or other agreement for the provision of goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property, including cash deposited to secure performance by parties of their obligations.

(c)                “Equipment” means all right, title and interest of Operator in and to all machinery, equipment, computer equipment (hardware and software), tools, furniture, furnishings, kitchen or restaurant supplies and facilities, office equipment, dining room supplies and facilities, medical supplies and facilities, appliances, supplies, books, records, fixtures, leasehold improvements, all tangible and intangible property, and goods now owned and hereafter acquired, used in connection with the operation of the Mortgaged Property, together with all present and future parts, additions, accessories, replacements, attachments, accessions, replacement parts and substitutions therefore, and the proceeds thereof (cash and non-cash including insurance proceeds).

(d)               “Event of Default” means the occurrence of any event listed in Section 22 of the Instrument or a default by Borrower, Operator or Manager of any representation, warranty or covenant under this Assignment, the Operating Lease or the Management Agreement.

(e)                “Impositions” and “Imposition Deposits” shall have the meaning as defined in Section 7(a) of the Instrument.

(f)                “Improvements” means the buildings, structures, improvements and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions, which may now or hereafter constitute the Mortgaged Property.

(g)               “Indebtedness” means the principal of, interest on, and all other amounts due at any time under, the Note (as hereinafter defined), the Instrument or any other Loan Documents, including prepayment premiums, late charges, default interest.

(h)               “Instrument” shall have the meaning as defined in Recital D above.

(i)                 “Inventory” means all right, title and interest of Operator in and to inventory of every type and description, now owned and hereafter acquired, including, without limitation, raw materials, work in process, finished goods, goods returned or repossessed or stopped in transit, goods used for demonstration, promotion, marketing or similar purposes, property in, on or with which any of the foregoing may be stored or maintained, all materials and supplies usable or used or consumed at the Mortgaged Property, and all documents and documents of title relating to any of the foregoing, together with all present and future parts, additions, accessories, attachments, accessions, replacements, replacement parts and substitutions therefor or thereto in any form whatsoever.

(j)                 “Land” means the land described in Exhibit A.

(k)               “Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Operator is a cooperative housing corporation), and all modifications, extensions or renewals thereof. The term “Leases” shall also include any residency, occupancy, admission, and care agreements pertaining to residents of the Mortgaged Property and shall also specifically include, without limitation, the Operating Lease.

(l)                 “Loan” shall have the meaning as defined in Recital D above.

(m)             “Loan Documents” means the Note, the Instrument, the Assumption Agreement (and the “Loan Documents” described therein), this Assignment, all guaranties and any other documents now or in the future executed by Borrower, Operator, Manager or any other person or entity in connection with the Loan, as such documents may be amended from time to time.

(n)               “Management Agreement” shall have the meaning as defined in Recital C above.

(o)               “Mortgaged Property” shall have the meaning as defined in Recital A above.

(p)               “Note” shall have the meaning as defined in Recital D above.

(q)               “Operating Lease” shall have the meaning as defined in Recital B above.

(r)                 “Rents” means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including subsidy payments received from any sources (including but not limited to payments under any Housing Assistance Payments Contract), parking fees, laundry and vending machine income and fees and charges for food, healthcare and other services provided at the Mortgaged Property, whether now due, past due, or to become due, resident and tenant security deposits, entrance fees, application fees, processing fees, community fees and any other amounts or fees deposited by any resident or tenant (whether forfeited, or not) with and including all proceeds from any private insurance for residents to cover rental charges and charges for services at or in connection with the Mortgaged Property, and the right to Third Party Payments due for the rents or services of residents at the Mortgaged Property. Each of the foregoing shall be considered “Rents” for the purposes of the actions and rights set forth in Section 3 of this Assignment.

(s)                “Taxes” shall have the meaning as defined in Section 1(y) of the Instrument.

2.                  UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.

(a)                This Assignment is also a security agreement under the Uniform Commercial Code for any of the Contracts, Accounts, Equipment, Inventory, Leases and Rents which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future and all products and cash and non-cash proceeds thereof (collectively, “UCC Collateral”), and Operator and Manager, hereby assign and grant to Lender a security interest in the UCC Collateral, to the extent each of Operator and Manager have an interest in the UCC Collateral. Operator and Manager hereby authorize Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest and Operator and Manager agree, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, neither Operator nor Manager shall create or permit to exist any other lien or security interest in any of the UCC Collateral.

(b)               If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Assignment or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender’s other remedies.

(c)                Upon an Event of Default, Lender or its designee may (in Lender’s sole discretion) terminate Operator’s and Manager's authority to collect Accounts and notify the residents and account debtors that the Accounts have been assigned to Lender or of Lender’s security interest therein and, either in its own name or that of Operator or Manager, demand, collect (including, without limitation, through any lockbox arrangement prescribed by Lender), receive, receipt for, sue for or give acquittance for any or all amounts due or to become due in respect of the Accounts, and may also, in its discretion, file any claim, institute any proceeding or take any other action that Lender may deem necessary or appropriate to protect and realize upon the security interest of Lender in the Accounts. All of Lender’s collection expenses shall be charged to the Borrower’s account and added to the Indebtedness. If Lender is collecting the Accounts as above provided, Lender shall have the right to receive, endorse, assign and deliver in Lender’s name, Operator’s name or Manager's name any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and Operator and Manager hereby waive notice of presentment, protest and non-payment of any instrument so endorsed. If Lender is collecting the Accounts directly as above provided, Operator and Manager hereby constitute Lender or Lender’s designee as Operator's and Manager's attorney-in-fact with power with respect to the Accounts to: (1) endorse Operator’s or Manager's name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment that may come into Lender’s possession; (2) notify the Post Office to change the address for delivery of mail addressed to Operator or Manager for the Mortgaged Property to such address as Lender may designate; and (3) receive, open, and dispose of all such mail addressed to Operator or Manager.

(d)               Upon an Event of Default, Lender may, without demand and without advertisement or notice, at any time or times, sell and deliver any or all Equipment or Inventory held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender, in its sole discretion, deems advisable. Subject to the provisions of applicable law, Lender may postpone or cause the postponement of the sale of all or any portion of the Equipment or Inventory by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale has been postponed or Lender may further postpone such sale by announcement made at such time and place. Without in any way limiting the foregoing, Lender shall, following any Event of Default, have the right, in addition to all other rights provided herein or by law, to enter without legal process upon the Mortgaged Property (provided that such entry be done lawfully) for the purpose of taking possession of the Equipment or Inventory, and the right to maintain such possession on the Mortgaged Property or to remove the Equipment or Inventory or any part thereof to such other places as Lender may desire. Whether or not Lender exercises its right to take possession of the Equipment or Inventory, Operator and Manager shall, upon Lender's demand, promptly assemble the Equipment or Inventory and make it available to Lender at the Mortgaged Property.

3. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a)                As consideration for the material financial benefit to be derived by Operator from Lender’s approval of the Operating Lease and consenting to the Transfer, and by Manager from Lender's approval of the Management Agreement and consenting to the Transfer, to the extent permitted by applicable law, Operator and Manager absolutely and unconditionally assign and transfer to Lender all of Operator's and Manager's respective right, title and interest in and to any Rents. To the extent permitted by applicable law, it is the intention of Operator and Manager to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Operator's and Manager's respective right, title and interest in and to any Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Operator or Manager. Promptly upon request by Lender, Operator and Manager agree to execute and deliver such further assignments as Lender may from time to time require. To the extent permitted by applicable law, Operator, Manager and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction (as that term is defined in Section 30[a] of the Instrument), then it is the intention of Operator and Manager that in this circumstance this Assignment create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Assignment.

(b)               After the occurrence of an Event of Default, Operator and Manager authorize Lender to collect, sue for and compromise Rents and direct each resident and tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Operator and Manager a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and subject to the terms of the Operating Lease and Management Agreement, to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), resident and tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, and subject to the terms of the Operating Lease and Management Agreement, the Rents remaining after application pursuant to the preceding sentence may be retained by Operator or Manager, as applicable, free and clear of, and released from, Lender’s rights with respect to Rents under this Assignment. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Operator’s and Manager's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Operator and Manager shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender’s demand for Rents, Lender may give, and Operator and Manager hereby irrevocably authorize Lender to give, notice to all residents and tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No resident or tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no resident or tenant shall be obligated to pay to Operator or Manager any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each resident and tenant personally, by mail or by delivering such demand to each rental unit. Neither Operator nor Manager shall interfere with Lender’s collection of such Rents and both Operator and Manager shall cooperate with Lender's collection of such Rents. After an Event of Default, Lender is further authorized to give notice to all Third Party Payment payors (other than governmental entities) at Lender's option, instructing them to pay all Third Party Payments which would be otherwise paid to Operator or Manager to Lender, to the extent permitted by law.

(c)                Operator and Manager represent and warrant to Lender that neither Operator nor Manager has executed any prior assignment of Rents that Operator or Manager, respectively, have not performed, and Operator and Manager covenant and agree that they will not perform any acts and have not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Assignment there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Neither Operator nor Manager shall collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

(d)               If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Operator or Manager and even in the absence of waste, to the extent permitted by applicable law, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of Contracts and Leases providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Assignment, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender’s security, without regard to Operator’s or Manager's solvency and without the necessity of giving prior notice (oral or written) to Operator or Manager, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Operator and Manager, by their execution of this Assignment, expressly consent to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon Lender’s entering upon and taking possession and control of the Mortgaged Property, Operator and Manager shall, to the extent permitted by applicable law, surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Operator, Manager and their representatives from the Mortgaged Property. Operator and Manager acknowledge and agree that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(e)                If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower, Operator and Manager only for those Rents actually received. Lender shall not be liable to Operator, Manager, Borrower, anyone claiming under or through Operator, Manager or Borrower, or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Operator, Manager and Borrower hereby release and discharge Lender from any such liability to the fullest extent permitted by law.

(f)                If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness, as provided in Section 12 of the Instrument.

(g)               Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Assignment shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Assignment or in the Instrument.

4. ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

(a)                As consideration for the material financial benefit to be derived by Operator from Lender’s approval of the Operating Lease and consenting to the Transfer, and by Manager from Lender's approval of the Management Agreement and consenting to the Transfer, to the extent permitted by applicable law, Operator and Manager absolutely and unconditionally assign and transfer to Lender all of Operator's and Manager's respective right, title and interest in, to and under the Leases, including Operator's and Manager's respective right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. To the extent permitted by applicable law, it is the intention of Operator and Manager to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Operator's and Manager's respective right, title and interest in, to and under the Leases. To the extent permitted by applicable law, Operator, Manager and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then it is the intention of Operator and Manager that in this circumstance this Assignment create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Assignment.

(b)               Until Lender gives notice to Operator or Manager of Lender’s exercise of its rights under this Section 4, Operator or Manager shall have all rights, power and authority granted to Operator or Manager, respectively, under any Lease (except as otherwise limited by this Section or any other provision of this Assignment), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease, with the exception of the Operating Lease. Upon the occurrence of an Event of Default and at the option of Lender, the permission given to Operator and Manager pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall terminate. Operator and Manager shall comply with and observe their respective obligations under all Leases, including any obligations of Operator or Manager pertaining to the maintenance and disposition of resident or tenant security deposits.

(c)                Operator and Manager acknowledge and agree that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Assignment or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender’s actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Assignment by Operator and Manager shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Operator and Manager, as applicable, prior to such actual entry and taking of possession.

(d)               Upon delivery of notice by Lender to Operator or Manager of Lender’s exercise of Lender’s rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have, to the extent permitted by applicable law, all rights, powers and authority granted to Operator and/or Manager under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e)                Operator and Manager shall, promptly upon Lender’s request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be on initial terms of at least six (6) months and not more than two years, and shall not include options to purchase. If customary in the applicable market, residential Leases with a month-to-month term or with terms of less than six months shall be permitted with Lender’s prior written consent.

(f)                Neither Operator nor Manager shall lease any portion of the Mortgaged Property for non-residential use except with the prior written consent and approval of Lender with the exception of the Operating Lease which has previously been approved by Lender. Neither Operator nor Manager shall modify the terms of, extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Assignment) without the prior written consent of Lender. Operator and Manager shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases (including, without limitation, the Operating Lease) and renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of the Instrument (unless waived in writing by Lender); (2) the resident or tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the resident or tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender’s or such purchaser's option, accept or terminate such Lease; and (6) the resident or tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

(g)               Neither Operator nor Manager shall receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

5. ASSIGNMENT OF CONTRACTS; CONTRACTS AFFECTING THE MORTGAGED PROPERTY.

(a)                Operator and Manager, in the name of or on behalf of Operator, have entered into the Contracts identified on Exhibit B for the provision of goods or services, at or otherwise in connection with the operation, use or management of the Mortgaged Property. Operator and Manager, in the name of or on behalf of Operator, may in the future enter into Contracts for the provision of additional goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property.

(b)               As consideration for the material financial benefit to be derived by Operator from Lender’s approval of the Operating Lease and consenting to the Transfer, and by Manager from Lender's approval of the Management Agreement and consenting to the Transfer, to the extent permitted by applicable law, Operator and Manager absolutely and unconditionally assign and transfer to Lender all of Operator's and Manager's respective right, title and interest in, to and under the Contracts, including Operator's and Manager's respective right, power and authority to modify the terms of, extend or terminate any such Contract. To the extent permitted by applicable law, it is the intention of Operator and Manager to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Operator's and Manager's respective right, title and interest in, to and under the Contracts. To the extent permitted by applicable law, Operator, Manager and Lender intend this assignment of the Contracts to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. However, if this present, absolute and unconditional assignment of the Contracts is not enforceable by its terms under the laws of the Property Jurisdiction, then it is the intention of Operator and Manager that in this circumstance this Assignment create and perfect a lien on the Contracts in favor of Lender, which lien shall be effective as of the date of this Assignment. The acceptance by Lender of this assignment of the Contracts shall not at any time or in any event obligate Lender to take any action under this Assignment or to expend any money or to incur any expenses.

(c)                Until Lender gives notice to Operator or Manager of Lender’s exercise of its rights under this Section 5, Operator and Manager shall have all rights, power and authority granted to Operator and Manager, respectively, under any Contract (except as otherwise limited by this Section or any other provision of this Assignment), including the right, power and authority to modify the terms of any Contract or extend or terminate any Contract, with the exception of the Operating Lease and Management Agreement. Upon the occurrence of an Event of Default and at the option of Lender, the permission given to Operator and Manager pursuant to the preceding sentence to exercise all rights, power and authority under Contracts shall terminate.

(d)               Upon Lender’s delivery of notice to Operator or Manager of an Event of Default, Lender shall immediately have all rights, powers and authority granted to Operator and Manager under any Contract, including the right, power and authority to modify the terms of, extend or terminate any such Contract.

(e)                Operator and Manager hereby represent and warrant and agree with Lender that: (1) the Contracts are assignable and no previous assignment of Operator’s interest nor Manager's interest in the Contracts has been made other than the assignment of the existing Contracts by Transferor to Borrower on the date hereof; (2) the Contracts are in full force and effect in accordance with their respective terms and there are no defaults thereunder; (3) Operator and Manager shall fully perform all of their respective obligations under the Contracts, and Operator and Manager agree not to amend, modify, assign, sell, pledge, transfer, mortgage or otherwise encumber their respective interests in any of the Contracts so long as this Assignment is in effect, or consent to any transfer, assignment or other disposition thereof without the written approval of Lender; and (4) each Contract entered into by Operator or Manager subsequent to the date hereof, the average annual consideration of which, directly or indirectly, is at least $20,000, shall provide: (i) that it shall be terminable for cause; and (ii) that it shall be terminable, at Lender’s option, upon the occurrence of an Event of Default.

6. ASSIGNMENT; BORROWER, OPERATOR AND MANAGER REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

(a)                Operator and Manager hereby transfer, assign and set over to Lender, its successors and assigns, all their right, title and interest in and to the Management Agreement. The foregoing assignment is being made by Operator and Manager to Lender as collateral security for the full payment and performance by Borrower of all of its obligations under the Loan Documents. However, until the occurrence of an Event of Default (as such term is defined in the Loan Documents), Operator may exercise all rights as operator of the Mortgaged Property under the Management Agreement and Manager may exercise all rights as manager of the Mortgaged Property under the Management Agreement, except as otherwise provided in this Assignment. The foregoing assignment shall remain in effect as long as the Loan, or any part thereof, remains unpaid, but shall automatically terminate upon the release of the Instrument as a lien on the Mortgaged Property.

(b)               Borrower, Operator and Manager represent and warrant to Lender that (i) Borrower, Operator and/or Manager will have sufficient working capital, including cash flow from the Mortgaged Property or other assets, to adequately own and/or maintain the Mortgaged Property and pay all outstanding debts associated with the Mortgaged Property as they become due, (ii) the Operating Lease and Management Agreement are unmodified and are in full force and effect, (iii) the Operating Lease and Management Agreement are valid and binding agreements enforceable against the parties in accordance with their terms, and (iv) no party is in default in performing any of their obligations under the Operating Lease or Management Agreement. Borrower, Operator and Manager hereby agree that any default by Borrower, Operator or Manager under this Assignment, the Operating Lease or the Management Agreement which continues beyond any applicable cure period shall at Lender’s option, constitute an Event of Default under the Instrument.

7. BORROWER AND OPERATOR COVENANTS.

(a)                Borrower hereby covenants with Lender that during the term of this Assignment: (i) Borrower shall not transfer the responsibility for the operation of the Mortgaged Property from Operator to any other person or entity without the prior written consent of Lender; (ii) Borrower shall not terminate or amend any of the terms or provisions of the Operating Lease nor shall Borrower assign its rights under the Operating Lease without the prior written consent of Lender; (iii) within 5 days of Borrower’s receipt, Borrower shall give Lender written notice of any notice or information that Borrower receives which indicates that either Borrower or Operator is in default under the terms of the Operating Lease, Operator is terminating the Operating Lease or that Operator is otherwise discontinuing its operation of the Mortgaged Property; and (iv) Borrower agrees that after Borrower receives notice (or otherwise has actual knowledge) of an Event of Default under the Instrument, it will not make any payment of fees under or pursuant to the Operating Lease without Lender’s prior written consent.

(b)               Operator hereby covenants with Lender that during the term of this Assignment: (i) Operator shall not transfer the responsibility for the management of the Mortgaged Property from Manager to any other person or entity without the prior written consent of Lender; (ii) Operator shall not terminate or amend any of the terms or provisions of the Management Agreement nor shall Operator assign its rights under the Management Agreement without the prior written consent of Lender; (iii) within 5 days of Operator’s receipt, Operator shall give Lender written notice of any notice or information that Operator receives which indicates that either Operator or Manager is in default under the terms of the Management Agreement, Manager is terminating the Management Agreement or that Manager is otherwise discontinuing its management of the Mortgaged Property; and (iv) Operator agrees that after Operator receives notice (or otherwise has actual knowledge) of an Event of Default under the Instrument, it will not make any payment of fees under or pursuant to the Management Agreement without Lender’s prior written consent.

8. EVENT OF DEFAULT. Upon receipt by Operator or Manager of written notice from Lender that an Event of Default has occurred and is continuing, Lender shall have the right to exercise all rights as owner of the Mortgaged Property under the Operating Lease and operator of the Mortgaged Property under the Management Agreement and Operator shall pay to Lender directly all Rents and other sums due under the Operating Lease and Manager shall pay to Lender directly all sums due under the Management Agreement. Lender shall be entitled to mandate the use of a lockbox bank account or other depositary account, to be maintained under the control and supervision of Lender, for all income of the Mortgaged Property, including but not limited to Rents, service charges, insurance payments and Third Party Payments. In order to induce Lender to lend funds hereunder, Borrower, Operator and Manager hereby agree, that, upon the occurrence of an Event of Default and at the option of Lender, Operator and Manager shall continue to provide all necessary services required under any applicable licensing or regulatory requirements and shall fully cooperate with Lender and any receiver as may be appointed by a court, in performing these services until such time as Lender has arranged for a replacement operator or manager, and in arranging an orderly transition to a replacement operator, manager or provider of the necessary services. Borrower, Operator and Manager agree to cooperate with Lender in arranging an orderly transfer to a replacement operator of all Licenses and governmental approvals necessary or reasonably required to operate the Mortgaged Property as a Seniors Housing Facility, and to execute promptly all applications, assignments, consents and documents requested by Lender to facilitate such transition.

9. OPERATING LEASE AND MANAGEMENT AGREEMENT TERMINATION. After the occurrence of an Event of Default, Lender shall have the right any time thereafter to terminate the Operating Lease and/or Management Agreement, without cause and without liability, by giving written notice to Operator or Manager, as applicable, of its election to do so. Lender’s notice shall specify the date of termination, which shall not be less than 30 days after the date of such notice, except such lesser notice as Lender deems to be appropriate in the event of an emergency.

10. TURNOVER OF BOOKS AND RECORDS. On the effective date of termination of the Operating Lease or Management Agreement, Operator or Manager, as applicable, shall turn over to Lender all books and records relating to the Mortgaged Property and the residents and tenants (copies of which may be retained by Operator or Manager, at Operator's or Manager's expense), together with such authorizations and letters of direction addressed to residents, tenants, suppliers, employees, banks and other parties as Lender may reasonably require. Operator and Manager shall cooperate with Lender in the transfer of operating and management responsibilities to Lender, any receiver, or their designees. A final accounting of unpaid fees (if any) due to Operator under the Operating Lease or Manager under the Management Agreement shall be made within 60 days after the effective date of termination, but Lender shall not have any liability or obligation to Operator or Manager for unpaid fees or other amounts payable under the Operating Lease or Management Agreement which accrue before Lender acquires title to the Mortgaged Property, or before Lender becomes a mortgagee in possession.

11. NOTICE. Operator’s address for notice is ________________________________________. Manager's address for notice is 3715 SW 29th Street, Topeka, Kansas 66614. Borrower’s address for notice is 12115 NE 99th Street, Suite 1800, Vancouver, Washington 98682. Lender’s address for notice is c/o Red Mortgage Capital, LLC, Two Miranova Place, 12th Floor, Columbus, Ohio 43215.

All notices to be given by Lender to Operator or Manager shall be given in the same manner as notices to Borrower pursuant to the notice provisions contained in the Instrument.

12. NO ASSUMPTION OF OBLIGATIONS. The Borrower, Operator and Manager, by executing this Assignment, agree that Lender does not assume any obligations or duties of the Borrower and Operator concerning the Operating Lease nor any obligations or duties of the Operator and Manager concerning the Management Agreement until and unless Lender shall exercise its rights hereunder.

13. POWER OF ATTORNEY. Borrower, Operator and Manager hereby irrevocably constitute and appoint Lender as Borrower’s, Operator’s and Manager's attorney-in-fact to demand, receive and enforce their rights with respect to the provisions set forth in this Assignment, to give appropriate receipts, releases and satisfactions for and on Borrower’s, Operator’s and Manager's behalf and to do any and all acts in Borrower’s, Operator’s and Manager's names or in the name of Lender with the same force and effect as Borrower, Operator or Manager could do if this Assignment had not been made. The foregoing appointment shall be deemed to be coupled with an interest and irrevocable.

14. OPERATOR AND MANAGER REPRESENTATIONS AND OBLIGATIONS. Operator and Manager represent, warrant and agree to the following:

(a)                Operator and Manager will use their best efforts to cooperate with Lender, including attendance at any meetings requested by Lender (after reasonable prior notice) furnishing financial statements of Operator and Manager and operating statements for the Mortgaged Property, and allowing Lender to undertake inspections of the Mortgaged Property. In addition, Operator and Manager acknowledge that each have received from Borrower and reviewed a fully executed copy of the Instrument and covenants therein and agree to comply with all provisions and covenants therein applicable to the use and operation of the Mortgaged Property (the “Operating Covenants”), including without limitation, arranging for the escrow of Taxes and insurance with Lender and, if necessary, providing insurance coverage in accordance with Lender’s requirements. In the event Operator or Manager fails to so use and operate the Mortgaged Property, Lender shall have the right to enforce the Operating Covenants directly against Operator and Manager upon Borrower’s failure to do so, in accordance with the provisions of the Instrument and this Assignment. Operator’s or Manager's failure to comply with these obligations shall constitute a default under the Operating Lease and Management Agreement, as applicable, a default under this Assignment, and an Event of Default under the Loan Documents. Operator and Manager agree to comply with all of their respective obligations under the Operating Lease and Management Agreement pertaining to their payment and performance of any repairs and capital improvements at the Mortgaged Property;

(b)               the Operating Lease and Management Agreement are and shall be subject and subordinate in all respects to the liens, terms, covenants and conditions of the Instrument and the other Loan Documents, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances heretofore made or which may hereafter be made pursuant to the Instrument (including all sums advanced for the purposes of (x) protecting or further securing the lien of the Instrument, curing defaults by Borrower under the Loan Documents or for any other purposes expressly permitted by the Instrument, or (y) constructing, renovating, repairing, furnishing, fixturing or equipping the Mortgaged Property);

(c)                any fees payable to Operator by Borrower pursuant to the Operating Lease or to Manager by Operator pursuant to the Management Agreement are and shall be subordinated in right of payment to the prior payment in full of the Indebtedness;

(d)               if, by reason of its exercise of any other right or remedy under the Operating Lease, Operator acquires by right of subrogation or otherwise a lien on the Mortgaged Property which (but for this subsection) would be senior to the lien of the Instrument or if, by reason of its exercise of any other right or remedy under the Management Agreement, Manager acquires by right of subrogation or otherwise a lien on the Mortgaged Property which (but for this subsection) would be senior to the lien of the Instrument, then, in either event, such lien shall be subject and subordinate to the lien of the Instrument;

(e)                until Operator, Manager or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Operator shall be entitled to retain for its own account all payments made under or pursuant to the Operating Lease, subject to the terms of this Assignment and Manager shall be entitled to retain for its own account all payments made under or pursuant to the Management Agreement, subject to the terms of this Assignment;

(f)                after Operator or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Operator will not accept or retain any payment of fees under or pursuant to the Operating Lease, without Lender’s prior written consent;

(g)               after Manager or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Manager will not accept or retain any payment of fees under or pursuant to the Management Agreement, without Lender’s prior written consent;

(h)               if, after Operator, Manager or Borrower receives notice (or otherwise acquires actual knowledge) of an Event of Default, Operator receives any payment of fees under the Operating Lease other than from Lender, Operator receives any other payment or distribution of any kind from Borrower or from any other person or entity other than from Lender in connection with the Operating Lease which Operator is not permitted by this Assignment to retain for its own account, Manager receives any payment of fees under the Management Agreement other than from Lender, Manager receives any other payment or distribution of any kind from Borrower or from any other person or entity other than from Lender in connection with the Management Agreement which Manager is not permitted by this Assignment to retain for its own account, such payment or other distribution will be received and held in trust for Lender and unless Lender otherwise notifies Operator or Manager, will be promptly remitted, in cash or readily available funds, to Lender, properly endorsed to Lender, to be applied to the principal of, interest on and other amounts due under the Loan Documents in such order and in such manner as Lender shall determine in its sole and absolute discretion. Operator and Manager hereby irrevocably designate, make, constitute and appoint Lender (and all persons or entities designated by Lender) as Operator’s and Manager's true and lawful attorney in fact with power to endorse the name of Operator and Manager upon any checks representing payments referred to in this subsection;

(i)                 during the term of this Assignment, neither Operator nor Manager will commence, or join with any other creditor in commencing any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings with respect to Borrower, without Lender’s prior written consent, and neither Operator nor Manager has filed or is subject to any filing for bankruptcy or reorganization under any applicable bankruptcy or insolvency laws;

(j)                 Operator will deliver to Lender at the address indicated above and at the same time as such notice is given to Borrower, any notice of default under the Operating Lease;

(k)               Manager will deliver to Lender at the address indicated above and at the same time as such notice is given to Operator, any notice of default under the Management Agreement;

(l)                 Operator has not assigned or sublet and is now the sole owner of the interest or leasehold estate created by the Operating Lease, and shall not hereafter transfer the Operating Lease except as permitted by the terms thereof and with Lender’s prior written approval;

(m)             Manager has not assigned and is now the sole owner of the interest created by the Management Agreement, and shall not hereafter transfer the Management Agreement except as permitted by the terms thereof and with Lender’s prior written approval;

(n)               Operator will not seek to terminate the Operating Lease by reason of any default of Borrower without prior written notice thereof to Lender and the lapse thereafter of such time as under the Operating Lease was offered to Borrower in which to remedy the default, and the lapse of 30 days after the expiration of such time as Borrower was permitted to cure such default; provided, however, that with respect to any default of Borrower under the Operating Lease which cannot be remedied within such time, if Lender commences to cure such default within such time and thereafter diligently proceeds with such efforts and pursues the same to completion, Lender shall have such time as is reasonably necessary to complete curing such default. Notwithstanding the foregoing, in the event either Lender or Borrower do not cure or commence curing such default within the time provided to Borrower under the Operating Lease and the nature of the default threatens Operator’s ability to conduct its daily business or threatens to materially or adversely damage its property located on the Mortgaged Property, Operator shall be permitted to exercise its rights under the Operating Lease;

(o)               Manager will not seek to terminate the Management Agreement by reason of any default of Operator without prior written notice thereof to Lender and the lapse thereafter of such time as under the Management Agreement was offered to Operator in which to remedy the default, and the lapse of 30 days after the expiration of such time as Operator was permitted to cure such default; provided, however, that with respect to any default of Operator under the Management Agreement which cannot be remedied within such time, if Lender commences to cure such default within such time and thereafter diligently proceeds with such efforts and pursues the same to completion, Lender shall have such time as is reasonably necessary to complete curing such default. Notwithstanding the foregoing, in the event either Lender or Operator do not cure or commence curing such default within the time provided to Operator under the Management Agreement and the nature of the default threatens Manager’s ability to conduct its daily business or threatens to materially or adversely damage its property located on the Mortgaged Property, Manager shall be permitted to exercise its rights under the Management Agreement. Manager further covenants with Lender that during the term of this Assignment, within 5 days of Manager’s receipt, Manager shall give Lender written notice of any notice or information that Manager receives which indicates that either Operator or Manager is in default under the terms of the Management Agreement, that Operator is terminating the Management Agreement or that Manager is otherwise discontinuing its management of the Mortgaged Property;

(p)               Operator will not pay any rent, fees or other sums due or to become due under the Operating Lease (“Rent”) more than 30 days in advance of the date on which the same are due or to become due under the Operating Lease;

(q)               Operator will certify promptly in writing to Lender in connection with any proposed assignment of the Instrument, whether or not any default on the part of Borrower then exists under the Operating Lease, and will execute such estoppel certificates and subordination agreements as Lender shall reasonably require; and

(r)                 Manager will certify promptly in writing to Lender in connection with any proposed assignment of the Instrument, whether or not any default on the part of Operator then exists under the Management Agreement, and will execute such estoppel certificates and subordination agreements as Lender shall reasonably require

15. OPERATOR CERTIFICATIONS. Operator certifies as follows:

(a)                Operator has unconditionally accepted delivery of the Mortgaged Property pursuant to the terms of the Operating Lease and is operating the Mortgaged Property as a Seniors Housing Facility;

(b)               The Operating Lease does not provide for free Rent, partial Rent, Rent concessions of any kind, for the advance payment of Rent other than as set forth in Section 14(p) above, Rent abatement or offsetting of Rent, and no Rent has been paid for more than 30 days in advance;

(c)                Operator has fully inspected the Mortgaged Property and found the same to be as required by the Operating Lease in good order and repair, and all conditions and duties of an inducement nature under the Operating Lease to be performed by the Borrower have been satisfied, including but not limited to payment to Operator of any Borrower contributions for Improvements, completion by Borrower of the construction of any Improvements to be constructed by the Borrower, and payment to Operator of any consulting fees;

(d)               the primary term of the Operating Lease commenced on _______________, 2012 and continues to _________________ and contains __________ renewal options of ______ year(s) each. Operator has no rights or options of purchase or first refusal under the Operating Lease or with respect to the Mortgaged Property or any part thereof;

(e)                payment of monthly rent under the Operating Lease commenced on _______________, 2012 and is paid through _________, 2012;

(f)                as of the date of this Assignment, to the best of Operator’s knowledge, neither the Borrower nor Operator is in default under any of the terms, conditions, provisions or agreements of the Operating Lease and Operator has no offsets, claims or defenses against the Borrower with respect to the Operating Lease;

(g)               Operator has paid a security or other deposit to Borrower, pursuant to the terms of the Operating Lease;

(h)               Operator does not, has not and will not use the Mortgaged Property for the storage, treatment, manufacturing, generation, disposal or release into the environment of any petroleum product or substance which is classified as a hazardous substance, pollutant or contaminant under the Federal Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) or other applicable federal, state and local laws and regulations except for the safe and lawful use and storage of quantities of pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable Senior Housing Facilities;

(i)                 Operator shall not look to Lender, any mortgagee in possession, or successor in title to the Mortgaged Property for accountability for any security deposit or other deposit held by Borrower;

(j)                 Operator currently holds the Licenses identified on Exhibit C with regard to the Mortgaged Property, and is unaware of any other Licenses required to lawfully operate the Mortgaged Property as an Assisted Living Facility. Each of the items listed on Exhibit C have been lawfully issued to Operator and are in full force and effect. There is no legal action pending or to the best of Manager’s or Operator’s knowledge threatened which would adversely affect the Licenses or the operations at the Mortgaged Property. Operator is not currently operating under a consent order or decree, or any other agreement or decree mandated by the courts or a governmental entity that restricts or otherwise affects the operation of the Mortgaged Property;

(k)               the Mortgaged Property is operated as an Assisted Living Facility pursuant to its Certificate of Occupancy and pursuant to its Licenses. The Certificate of Occupancy and Licenses are current and there are no violations of record. The operations at the Mortgaged Property comply with the terms and conditions of the Certificate of Occupancy and the Licenses. The Certificate of Occupancy has no termination date. The Licenses are valid until _____________. The Licenses must be renewed every year;

(l)                 renewal of the Licenses must be applied for no later than _________ days prior to the expiration of the Licenses;

(m)             foreclosure of the Mortgaged Property by Lender or any other transfer of the Mortgaged Property as a result of an Event of Default by Borrower under the Instrument will result in a revocation, suspension or limitation of the Licenses; and

(n)               to the best of Operator’s knowledge, there currently exist no grounds for the revocation, suspension or limitation of the Certificate of Occupancy or any of the Licenses for the Mortgaged Property.

16. MANAGER CERTIFICATIONS. Manager certifies as follows:

(a)                Manager is managing the Mortgaged Property as a Seniors Housing Facility;

(b)               The primary term of the Management Agreement commenced on ________________, 2012 and contains ______ renewal option of _____ year(s) each. Manager has no rights or options of purchase or first refusal under the Management Agreement or with respect to the Mortgaged Property or any part thereof;

(c)                as of the date of this Assignment, to the best of Manager’s knowledge, neither the Operator nor Manager is in default under any of the terms, conditions, provisions or agreements of the Management Agreement and Manager has no offsets, claims or defenses against the Operator with respect to the Management Agreement; and

(d)               Manager does not, has not and will not use the Mortgaged Property for the storage, treatment, manufacturing, generation, disposal or release into the environment of any petroleum product or substance which is classified as a hazardous substance, pollutant or contaminant under the Federal Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) or other applicable federal, state and local laws and regulations except for the safe and lawful use and storage of quantities of pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable Senior Housing Facilities.

17. INTENTIONALLY DELETED.

18. CONSIDERATION. The Borrower, Operator and Manager acknowledge that Operator and Manager are owned by parties who directly or indirectly have an ownership interest in the Borrower, are under common management and control and that the Borrower and Operator and Manager will benefit from the Loan. Accordingly, the Borrower, Operator and Manager each acknowledge receipt of good and valuable consideration for Operator’s, Manager's and Borrower’s entry into this Assignment.

19. COLLECTIONS. Operator and Manager agree that all monies collected on behalf of the Borrower shall be deposited in one or more bank accounts in the name of Operator and Operator and Manager hereby pledge a security interest in the bank accounts to Lender, so that such bank accounts are security for the Loan and shall be subject to the terms of the Instrument and other Loan Documents.

20. MODIFICATIONS TO LOAN DOCUMENTS. Any amendments heretofore or hereafter made to any of the Loan Documents, other than this Assignment, shall not require the consent of Operator or Manager.

21. LENDER REQUESTS. Within 10 days of written request of Lender, Operator and Manager will promptly furnish to Lender copies of all Leases, Contracts, Licenses, books, records, monthly reports, statements of account, budgets, third party payment documentation including but not limited to reimbursement agreements, surveys, statements of deficiencies and plans of correction, and cost reports related to any payments or the right to receive payments from federal, state or local programs, boards, bureaus or agencies, and other items which Operator or Manager is required to maintain or otherwise maintains under the Operating Lease or Management Agreement, respectively, or which Operator or Manager maintains for its own purposes with respect to the Mortgaged Property. Upon an Event of Default under the Instrument, Operator and Manager will furnish promptly to Lender evidence of deposits and withdrawals from any account held or controlled by Operator or Manager relating to the Mortgaged Property.

22. OPERATOR AND MANAGER ASSIGNMENT. As additional collateral security for the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Loan Documents, Operator and Manager, to the extent permissible under applicable law and regulations, hereby transfer, set over and assign to Lender all of Operator’s and Manager's respective right, title and interest in and to all Licenses and any other agreements or permits of any nature whatsoever now or hereafter obtained or entered into by Operator or Manager with respect to the occupancy, use, operation, maintenance and administration of the Mortgaged Property as a Seniors Housing Facility.

23. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

24. GOVERNING LAW.

(a)                This Assignment shall be governed by and construed in accordance with the laws of the Property Jurisdiction, and applicable federal law.

(b)               Operator and Manager agree that any controversy arising under or in relation to this Assignment shall be litigated exclusively in the Property Jurisdiction, and Operator, Manager and Borrower irrevocably consent to service, jurisdiction, and venue of such course for any such litigation and waive any other venue to which Operator, Manager or Borrower might be entitled by virtue of domicile, habitual residence or otherwise.

25. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon Borrower, Operator, Manager and Lender and their respective successors, transferees and assigns, and shall inure to the benefit of and may be enforced by Lender and its successors, transferees and assigns. Borrower, Operator or Manager shall not assign any of their respective rights and obligations under this Assignment without the prior written consent of Lender.

26. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Assignment contains the complete and entire understanding of the parties as to its subject matter. No amendment to this Assignment will be valid unless it is made in writing and executed by the parties to this Assignment. No specific waiver or forbearance for any breach of any of the terms of this Assignment shall be considered as a general waiver of that or any other term of this Assignment.

27. RELATIONSHIP OF PARTIES. Nothing contained in this Assignment shall constitute Lender as a joint venturer, partner or agent of Borrower, Operator or Manager, or render Lender liable for any debts, obligations, acts, omissions or representations of Borrower, Operator or Manager except as provided herein.

28. ENFORCEABILITY. The determination of invalidity, illegality, or unenforceability of any provision of this Assignment, pursuant to judicial decree, shall not affect the validity or enforceability of any other provision of this Assignment, each of which shall remain in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, Borrower, Lender, Operator and Manager have executed this Assignment under seal as of the day and year first above written.

BORROWER:

AMBER GLEN LANDLORD, LLC,
a __________ limited liability company

By:_____________________________(SEAL)
Name:
Title:

STATE OF __________________________	)
) ss:
COUNTY of _________________________	)

I, ______________________________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Jerry Erwin personally known to me to be the _________ of AMBER GLEN LANDLORD, LLC, a __________ limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that as such __________, he signed and delivered the said instrument, pursuant to authority, given by the __________ of said company as its free and voluntary act, and as the free and voluntary act and deed of said __________, for the uses and purposes therein set forth.

Given under my hand and official seal, this _____ day of ___________, 2012.

Notary Public

Commission expires _________________

LENDER:

AMBER GLEN LANDLORD, LLC,
a __________ limited liability company

By:_____________________________(SEAL)
Name:
Title:

STATE OF __________________________	)
) ss:
COUNTY of _________________________	)

I, ______________________________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Jerry Erwin personally known to me to be the _________ of AMBER GLEN LANDLORD, LLC, a __________ limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that as such __________, he signed and delivered the said instrument, pursuant to authority, given by the __________ of said company as its free and voluntary act, and as the free and voluntary act and deed of said __________, for the uses and purposes therein set forth.

Given under my hand and official seal, this _____ day of ___________, 2012.

Notary Public

Commission expires _________________

OPERATOR:

AMBER GLEN TRS, LLC,
a __________ limited liability company

By:_____________________________(SEAL)
Name:
Title:

STATE OF __________________________	)
) ss:
COUNTY of _________________________	)

I, ______________________________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Jerry Erwin personally known to me to be the _________ of AMBER GLEN TRS, LLC, a __________ limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that as such __________, he signed and delivered the said instrument, pursuant to authority, given by the __________ of said company as its free and voluntary act, and as the free and voluntary act and deed of said __________, for the uses and purposes therein set forth.

Given under my hand and official seal, this _____ day of ___________, 2012.

Notary Public

Commission expires _________________

MANAGER:

JERRY ERWIN ASSOCIATES, INC.,
a Washington corporation,
d/b/a JEA Senior Living

By:
______________________________

Name:

Title:

STATE OF __________________________	)
) ss:
COUNTY of _________________________	)

I, ______________________________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that ______________________ personally known to me to be the _________________ of JERRY ERWIN ASSOCIATES, INC., a Washington corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that as such ____________, he signed and delivered the said instrument, pursuant to authority, given by the _____________ of said corporation as its free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

Given under my hand and official seal, this _____ day of ____________, 2012.

Notary Public

Commission expires _________________

EXHIBIT A

Legal Description

[See Attached]

EXHIBIT B

Contracts

[list Contracts that currently serve the Mortgaged Property]

EXHIBIT C

Licenses

1.	[Describe new Assisted Living Facility License issued to the Operator].